                                                                    EXHIBIT 23.3
                                                                    ------------

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 10, 2000 and January 21, 1998, relating to the financial statements of Strategic Network Designs, Inc., which appear in Amendment No. 1 to ePresence's current report on Form 8-K/A dated July 25, 2000.


/s/ Amper, Politziner & Mattia P.A.


January 19, 2001
Edison, New Jersey